(LOGO)


ANNUAL

REPORT

March 31, 2002

Letter To Shareholders                                      April 30, 2002

Dear Fellow Shareholder:

The smell of accountability is in the air. And it's not just Enron. Wall Street, the accounting profession, and overpaid corporate CEOs--all are suffering from disclosure issues, specifically, a lack thereof. Ironic, isn't it, this being the "information age"?

   While we are spectacularly unqualified to opine on geo-socio-political affairs, such ignorance will not prevent us from offering a solution to the current corporate malaise. Look in the mirror. Over the last 20 years, we've seen stock analysis evolve from dry, considered studies of the balance sheet and cash flow to what seems like Derby day at Churchill Downs complete with "whisper numbers," consensus expectations and minute-by-minute updates on CNBC. Investors turn over stocks and mutual funds faster than a hand of canasta. The public has paid CEOs with truckloads of stock options asking only for a better-than-expected next quarter earnings number in return. Is it any wonder, then, that a few short cuts were taken: a little barter revenue here, a little special purpose vehicle there and don't count the options--they are below the line. Simply put, the market got what it asked for--an upward spiral of stock prices--but at a cost. The cost is what you read and gnash your teeth about today.

                                 TOTAL RETURNS
                         For the Periods Ended 3/31/02


                               6 Mos.    1 Year    3 Years   5 Years

First Financial Fund's NAV1    22.38%    35.20%    26.09%    13.21%
S&P 500                        10.99      0.24     -2.53     10.18
NASDAQ Composite*              23.12      0.28     -9.16      8.60
NASDAQ Banks*                  13.55     24.20     10.14     11.16
SNL All Daily Thrift*           5.54     13.73     12.47     13.79
SNL MBS REITS                  20.80     53.18     12.21      1.67
SNL Mortgage Banks*             5.88      9.30      5.77     -2.52

1 Source: Lipper Analytical Services, Inc. The Fund's total return represents the change in net asset value from the beginning of the period noted through March 31, 2002 and assumes the reinvestment of dividends and distributions. Past performance is no guarantee of future results. Returns based on market price performance of the Fund's shares would be different.

* Principal only.

Note: Returns for periods greater than one year are annualized.

    Our bet that the yield curve would remain steep and credit costs high proved remunerative this quarter, as did the market's love affair with small cap and value. Given investors' increasing fascination with the quality of earnings, our focus on strong balance sheets and understated

----------------------------------------------------------------------------
                                       1
values seemed timely as well. Among our current worries are the sustainability of strong residential and commercial real estate markets, the vulnerability of "less than prime" borrowers and another terrorist attack. While the current stock market offers few outstanding values, an especially skittish climate has yielded more than the usual trading opportunities.

    We appreciate your continued interest and support of the Fund.



Nicholas C. Adams

---------------------------------------------------------------------------
                                       2

Portfolio of Investments as of March 31, 2002        FIRST FINANCIAL FUND, INC.
--------------------------------------------         -------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--88.3%
COMMON STOCKS--86.3%
--------------------------------------------------------------
Banks & Thrifts--46.1%
  12,800    Abington Bancorp, Inc.                 $    210,560
  34,600    Algiers Bancorp, Inc.                       302,750
 125,600    American Home Mortgage Holdings,
              Inc.                                    1,946,800
 339,500    Astoria Financial Corp.                   9,862,475
 645,950    Bay View Capital Corp.                    4,418,298
 125,300    Bostonfed Bancorp, Inc.                   3,163,825
  64,640    Broadway Financial Corp.                    827,392
 160,900    Capital Crossing Bank*                    3,571,980
  75,400    Capital One Financial Corp.               4,814,290
  69,100    CB Bancshares, Inc.                       2,564,301
  86,600    CBES Bancorp, Inc.                        1,177,760
 142,538    CCF Holding Co.                           3,028,933
  24,400    Charter Financial Corp.                     590,968
  57,800    Charter One Financial, Inc.               1,804,516
  60,000    Community Bank San Jose
              California(a)                           2,099,400
 131,600    Connecticut Bancshares, Inc.              3,617,684
 195,000    Dime Bancorp, Inc.*                          25,350
 190,400    Downey Financial Corp.                    8,682,240
 413,565    Fidelity Federal Bancorp.*                1,157,982
  22,900    First Citizens BancShares, Inc.           2,357,784
  45,000    First Community Bancorp, Inc.             1,183,500
  29,000    First Financial Corp.                       936,700
 319,150    First Republic Bank*                      9,063,860
 297,100    FirstFed America Bancorp, Inc.            7,100,690
 252,000    FirstFed Bancorp, Inc.                    1,751,400
 214,800    Friedman, Billings, Ramsey Group,
              Inc. *                                  1,503,600
 241,600    Golden State Bancorp, Inc.                7,173,104
 199,525    Hanmi Financial Corp.*                    3,391,921
 291,400    Hawthorne Financial Corp.*                8,523,450
  19,999    HFB Financial Corp.                         291,985
  50,000    Hibernia Corp.                              955,000
  19,500    Iberiabank Corp.                            676,065
 131,300    KeyCorp                                   3,499,145
 175,000    Macatawa Bank Corp.                       3,465,000
 219,600    MetroCorp Bancshares, Inc.                2,569,320
 224,000    North Valley Bancorp                      3,673,600
  90,000    Northeast Pennsylvania Financial
              Corp.                                   1,471,500
 339,200    Ocwen Financial Corp.*                    2,235,328
 102,900    Pacific Crest Capital, Inc.               2,510,760
 341,660    Pacific Union Bank*                       3,928,236
  34,600    Peoples Financial Corp.                $    422,120
 165,930    Perpetual Federal Savings Bank*           3,509,419
 225,900    Port Financial Corp.                      7,124,886
  94,900    PrivateBankcorp, Inc.*                    2,325,050
 151,678    Progress Financial Corp.(a)               1,220,401
 317,300    Provident Financial Holdings, Inc.*       9,388,907
  40,650    Redwood Financial, Inc.*                    389,021
  45,000    River Valley Bancorp                      1,073,250
  47,800    Rowan Bancorp, Inc.*                      1,625,200
  82,280    Southern Financial Bancorp, Inc.          2,052,886
 210,000    Southwest Bancorp, Inc.                   4,255,860
  32,500    St. Landry Financial Corp.(a)*              340,275
  21,100    Team Financial, Inc.                        187,790
 150,800    Thistle Group Holdings Co.                1,898,572
  35,000    Trico Bancshares                            736,750
 100,700    Unionbancal Corp.                         4,432,814
  77,595    Vista Bancorp, Inc.                       2,095,065
 172,000    Woronoco Bancorp, Inc.                    3,225,000
                                                   ------------
                                                    168,432,718
                                                   ------------
---------------------------------------------------------------
Mortgage & REITS--13.5%
 538,800    Apex Mortgage Capital, Inc.               6,244,692
 131,600    Fannie Mae                               10,512,208
 227,875    First Mortgage Corp.*                     1,197,483
 218,800    IMPAC Mortgage Holdings, Inc.             2,061,096
 272,590    Medical Office Properties, Inc.(a)        2,725,900
 243,000    New Century Financial Corp.(a)            4,964,490
 155,504    Newcastle Investment Corp. REIT(a)        2,973,237
 219,970    Novastar Financial, Inc.                  4,135,436
 708,400    RAIT Investment Trust                    14,274,260
                                                   ------------
                                                     49,088,802
                                                   ------------
------------------------------------------------------------
Other Financial Intermediaries--13.9%
  30,600    Ambac Financial Group, Inc.               1,807,542
  25,500    Aon Corp.                                   892,500
 574,200    Banner Central Finance Co.*               1,177,110
 447,000    Ceres Group, Inc.*                        2,033,850
 186,200    FBR Asset Investment Corp.                5,064,640
 574,200    Hispanic Express, Inc.*                   1,119,690

----------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 2002      FIRST FINANCIAL FUND, INC.
---------------------------------------------      --------------------------

Shares        Description                         Value (Note 1)
---------------------------------------------------------------
318,700    IPC Holdings Ltd., ADR (Bermuda)        $ 10,370,498
  64,000    Legg Mason, Inc.                          3,397,120
  84,300    Philadelphia Consolidated Holding
              Corp.*                                  3,355,140
 167,000    PMA Capital Corp.                         3,830,980
 170,300    Prudential Financial, Inc.*               5,287,815
 959,315    Resource America, Inc.                   10,581,244
  73,200    Willis Group Holdings Ltd.*               1,808,040
                                                   ------------
                                                     50,726,169
                                                   ------------
------------------------------------------------------------
Savings & Loan--12.8%
 114,600    Brookline Bancorp, Inc.                   1,955,076
  71,800    Chesterfield Financial Corp.*             1,262,244
 238,500    Citizens First Bancorp, Inc.              4,545,810
 181,800    Fidelity Bankshares, Inc.                 3,272,400
  35,500    First Bell Bancorp, Inc.                    552,025
 170,000    First Federal Bancshares, Inc.            2,852,600
 184,400    FloridaFirst Bancorp, Inc.                3,374,520
 163,100    Golden West Financial Corp.              10,356,850
  90,000    HMN Financial, Inc.                       1,444,500
 320,300    Hudson City Bancorp, Inc.                10,396,938
  95,000    Parkvale Financial Corp.                  2,384,500
 139,700    Quaker City Bancorp, Inc.*                4,425,697
                                                   ------------
                                                     46,823,160
                                                   ------------
            Total common stocks
              (cost $239,944,552)                   315,070,849
                                                   ------------
------------------------------------------------------------
Preferred Stocks--1.8%
 121,000    Commerce Bancorp, Inc., 5.95%
              (cost $6,050,000)                       6,382,750
                                                   ------------
Principal
Amount
(000)
------------------------------------------------------------
Convertible Bonds--0.2%
  $1,000    Online Resources Communications
              Zero Coupon, 9/30/05
              (cost $1,000,000)                         830,000
                                                   ------------
            Total long-term investments
              (cost $246,994,552)                   322,283,599
                                                   ------------

Principal
Amount
(000)         Description                   Value (Note 1)
-----------------------------------------------------------
SHORT-TERM INVESTMENTS--12.4%
Repurchase Agreement--12.4%
 $45,403    Paribas Corp., 1.80%, dated
              3/28/2002, due 4/1/2002 in the
              amount of $45,412,080 (cost
              $45,403,000; collateralized by
              $37,259,000 U.S. Treasury Bonds,
              8.125%, due 8/15/19, value of
              collateral including interest
              $46,332,399)                         $ 45,403,000
                                                   ------------
------------------------------------------------------------
Certificates of Deposit
       2    Brookline Savings,
              2.25%, 5/29/02                              1,576
      23    First Federal Savings Bank,
              3.25%, 4/14/02                             22,666
      22    Naugatuck Valley Savings & Loan
              Assoc.,
              3.00%, 4/27/02                             22,375
                                                   ------------
                                                         46,617
                                                   ------------
            Total short-term investments
              (cost $45,449,617)                     45,449,617
                                                   ------------
------------------------------------------------------------
Total Investments--100.7%
            (cost $292,444,169; Note 4)             367,733,216
            Liabilities in excess of other
              assets--(0.7%)                         (2,526,053)
                                                   ------------
            Net Assets--100%                       $365,207,163
                                                   ------------
                                                   ------------

---------------
 * Non-income-producing security.
(a) Indicates a fair valued security.
ADR--American Depository Receipt.
REIT--Real Estate Investment Trust.

-------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities                 FIRST FINANCIAL FUND, INC.
------------------------------------------------------------------------------

Assets                                                                                                         March 31, 2002
Investments, at value (cost $247,041,169)..................................................................       $322,330,216
Repurchase agreement, at value (cost $45,403,000)..........................................................         45,403,000
Cash.......................................................................................................             43,474
Receivable for investments sold............................................................................          4,987,512
Dividends and interest receivable..........................................................................            829,446
Other assets...............................................................................................            157,993
                                                                                                                 --------------
   Total assets............................................................................................        373,751,641
                                                                                                                 --------------
Liabilities
Payable for investments purchased..........................................................................          7,786,034
Advisory fee payable.......................................................................................            536,177
Administration fee payable.................................................................................            124,932
Deferred directors' fees...................................................................................             34,895
Accrued expenses...........................................................................................             62,440
                                                                                                                 --------------
   Total liabilities.......................................................................................          8,544,478
                                                                                                                 --------------
Net Assets.................................................................................................       $365,207,163
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par; 25,064,981 shares issued..........................................................       $     25,065
   Paid-in capital in excess of par........................................................................        278,076,064
   Cost of 1,442,594 shares held in treasury...............................................................        (15,956,087)
                                                                                                                 --------------
                                                                                                                   262,145,042
   Undistributed net investment income.....................................................................          1,857,604
   Accumulated net realized gains..........................................................................         25,915,470
   Net unrealized appreciation on investments..............................................................         75,289,047
                                                                                                                 --------------
   Net assets, March 31, 2002..............................................................................       $365,207,163
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($365,207,163 / 23,622,387 shares of common stock outstanding)...................              $15.46
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          March 31, 2002
Income
   Dividends................................    $  6,235,852
   Interest.................................       1,718,685
                                               --------------
      Total income..........................       7,954,537
                                               --------------
Expenses
   Investment advisory fee..................       2,197,506
   Administration fee.......................         512,401
   Legal fees and expenses..................         200,000
   Insurance expense........................          87,000
   Reports to shareholders..................          82,000
   Custodian's fees and expenses............          75,000
   Transfer agent's fees and expenses.......          40,000
   Listing fees.............................          40,000
   Directors fees...........................          30,000
   Audit fee................................          26,000
   Miscellaneous............................           8,381
                                               --------------
      Total operating expenses..............       3,298,288
   Loan interest (Note 5)...................         134,764
                                               --------------
      Total expenses........................       3,433,052
                                               --------------
Net investment income.......................       4,521,485
                                               --------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions.............................      60,925,158
Net change in unrealized appreciation of
   investments..............................      34,818,254
                                               --------------
Net gain on investments.....................      95,743,412
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................    $100,264,897
                                               --------------
                                               --------------

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                       Year Ended March 31,
Increase in                       ------------------------------
Net Assets                            2002              2001
                                  ------------      ------------
Operations
   Net investment income.......   $  4,521,485      $  3,434,275
   Net realized gain on
      investment
      transactions.............     60,925,158        15,308,555
   Net change in unrealized
      appreciation of
      investments..............     34,818,254        85,599,520
                                  ------------      ------------
   Net increase in net assets
      resulting from
      operations...............    100,264,897       104,342,350
                                  ------------      ------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income........     (4,724,478)       (2,462,878)
   Distributions from net
      realized gains on
      investment
      transactions.............    (34,535,923)               --
Cost of Fund shares
   reacquired..................    (11,189,671)       (1,148,855)
                                  ------------      ------------
Total increase.................     49,814,825       100,730,617
Net Assets
Beginning of year..............    315,392,338       214,661,721
                                  ------------      ------------
End of year(a).................   $365,207,163      $315,392,338
                                  ------------      ------------
                                  ------------      ------------
---------------
(a) Includes undistributed net
   investment income of........   $  1,857,604      $  2,060,597
                                  ------------      ------------

------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Notes to Financial Statements                         FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
First Financial Fund, Inc. (the 'Fund') was incorporated in Maryland on March 3, 1986, as a closed-end, diversified management investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing in securities issued by savings and banking institutions, mortgage banking institutions and their holding companies. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available--including securities listed on national securities exchanges and those traded over-the-counter--are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreement: In connection with repurchase agreement transactions with financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to declare and pay dividends from net investment income and any net capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with Wellington Management Company, LLP (the 'Investment Adviser') and with Prudential Investments LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed monthly and payable quarterly, at the following annual rates:
..75% of the Fund's average month-end net assets up to and including $50 million, and .625% of such assets in excess of $50 million. The administration agreement provides for the Administrator to receive a fee, computed monthly and payable quarterly, at the annual rate of .15% of the Fund's average month-end net assets.

------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2002 were $342,926,500 and $363,763,432, respectively.

------------------------------------------------------------
Note 4. Distributions and Tax Information
For the year ended March 31, 2002, the tax character of dividends paid was $19,063,267 of ordinary income and $20,197,134 of long-term capital gains.

As of March 31, 2002, the accumulated undistributed earnings on a tax basis were $12,121,422 of ordinary income and $15,738,060 of long-term capital gains.
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements                         FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of March 31, 2002 were as follows:

                                                      Total Net
                                                      Unrealized
  Tax Basis        Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
 $292,530,576      $ 80,778,941     $ (5,576,301)    $ 75,202,640

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

------------------------------------------------------------
Note 5. Borrowings
The Fund has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $45,000,000. These borrowings may be set to any desired maturity at a rate of interest determined by the lender at the time of borrowing. The Agreement expired on April 29, 2002. On May 6, 2002, the Agreement was amended. The maximum commitment was increased to $75,000,000. The expiration date of the amended Agreement is April 28, 2003. All other terms and conditions are unchanged.

While outstanding, the borrowings will bear interest, payable monthly. During the period while the loan was outstanding, the average daily balance for the year ended March 31, 2002 was approximately $6,647,000 at a weighted average interest rate of 2.32%. The highest face amount of borrowing at any month-end during the year ended March 31, 2002 was $10,000,000. The Fund did not have a loan balance at March 31, 2002.

------------------------------------------------------------
Note 6. Capital
There are 50 million shares of $.001 par value common stock authorized. Of the 25,064,981 shares issued as of March 31, 2002, the Investment Adviser owned 10,994 shares. During the years ended March 31, 2002 and 2001, the Fund repurchased 902,300 and 104,094, respectively, of its own shares at a weighted average discount of 14.8% and 15.2%, respectively.

-------------------------------------------------------------------------------
                                       8

Financial Highlights                                 FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

                                                                                          Year Ended March 31,
                                                                             -----------------------------------------------
                                                                               2002         2001         2000         1999
                                                                             --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................    $  12.86     $   8.72     $   8.85     $  18.94
                                                                             --------     --------     --------     --------
Income from investment operations
Net investment income....................................................         .19          .14          .12          .11
Net realized and unrealized gain (loss) on investments...................        3.99         4.09         (.20)       (7.20)
                                                                             --------     --------     --------     --------
   Total from investment operations......................................        4.18         4.23         (.08)       (7.09)
                                                                             --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income.....................................        (.20)        (.10)        (.08)        (.05)
Distributions from net realized gains....................................       (1.46)          --           --        (2.59)
Distributions in excess of net realized gains............................          --           --           --         (.45)
                                                                             --------     --------     --------     --------
   Total dividends and distributions.....................................       (1.66)        (.10)        (.08)       (3.09)
                                                                             --------     --------     --------     --------
Increase resulting from Fund share repurchase............................         .08          .01          .03           --
Net change resulting from the issuance of Fund shares....................          --           --           --          .09
                                                                             --------     --------     --------     --------
Net asset value, end of year(a)..........................................    $  15.46     $  12.86     $   8.72     $   8.85
                                                                             --------     --------     --------     --------
                                                                             --------     --------     --------     --------
Market price per share, end of year(a)...................................    $  15.75     $  11.29     $ 7.8125     $ 7.3125
                                                                             --------     --------     --------     --------
                                                                             --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):..............................................       35.20%       49.40%        7.93%      (53.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................    $365,207     $315,392     $214,662     $221,881
Average net assets (000).................................................    $341,601     $258,156     $230,163     $296,740
Ratios to average net assets:
   Expenses, before loan interest and commitment fees....................         .97%        1.09%        1.06%         .94%
   Total expenses........................................................        1.00%        2.12%        2.20%        1.61%
   Net investment income.................................................        1.32%        1.33%        1.33%         .91%
Portfolio turnover rate..................................................         114%          85%          63%          65%
Total debt outstanding at end of year (000 omitted)......................    $     --     $     --     $ 45,000     $ 45,000
Asset coverage per $1,000 of debt outstanding............................    $     --     $     --     $  5,768     $  5,931

                                                                             1998
                                                                           --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................  $  15.26
                                                                           --------
Income from investment operations
Net investment income....................................................       .14
Net realized and unrealized gain (loss) on investments...................      6.84
                                                                           --------
   Total from investment operations......................................      6.98
                                                                           --------
Less dividends and distributions
Dividends from net investment income.....................................      (.14)
Distributions from net realized gains....................................     (2.68)
Distributions in excess of net realized gains............................      (.63)
                                                                           --------
   Total dividends and distributions.....................................     (3.45)
                                                                           --------
Increase resulting from Fund share repurchase............................        --
Net change resulting from the issuance of Fund shares....................       .15
                                                                           --------
Net asset value, end of year(a)..........................................  $  18.94
                                                                           --------
                                                                           --------
Market price per share, end of year(a)...................................  $ 20.813
                                                                           --------
                                                                           --------
TOTAL INVESTMENT RETURN(b):..............................................     72.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................  $387,852
Average net assets (000).................................................  $320,484
Ratios to average net assets:
   Expenses, before loan interest and commitment fees....................       .91%
   Total expenses........................................................      1.25%
   Net investment income.................................................       .82%
Portfolio turnover rate..................................................        43%
Total debt outstanding at end of year (000 omitted)......................  $ 20,000
Asset coverage per $1,000 of debt outstanding............................  $ 20,393

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Report of Independent Accountants                    FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of First Financial Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Financial Fund, Inc. (the 'Fund') at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York 10036
May 21, 2002

--------------------------------------------------------------------------------
                                       10

Tax Information (Unaudited)                          FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2002) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2002, the Fund paid dividends of ordinary income of $.200 and distributions of short-term capital gains of $.607, taxable as ordinary income, and long-term capital gains of $.855, taxable as such. Further, we wish to advise you that 33.8% of the dividends taxable as ordinary income and paid in the fiscal year ended March 31, 2002 qualified for the corporate dividend received deduction available to corporate taxpayers.

In January 2003, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2002 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.


Other Information (Unaudited)                         FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan.) Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in streetname or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Company (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

--------------------------------------------------------------------------------
                                       11

Management of the Fund (Unaudited)                   FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
Information pertaining to the Directors of the Fund is set forth below.
      Directors

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Richard I. Barr (65)                     Director        Since 2001
                        6831 East Solano Drive                                  (Class III)
                        Phoenix, AZ 85061

                        Eugene C. Dorsey (75)                    Director        Since 1996
                        2010 Harbourside Drive, Pound2003                        (Class I)
                        Longboat Key, FL 34228
                                                                       Principal Occupations
                                                                             and Other
                        Name, Address and Age                           Directorships Held**
                        ----------------------------------------------------------------------------
                        Richard I. Barr (65)                  Director of Boulder Total Return Fund,
                        6831 East Solano Drive                Inc. (since 1999) and USLIFE Income
                        Phoenix, AZ 85061                     Fund, Inc. (since 2002); formerly
                                                              President and Director of Advantage
                                                              Sales and Marketing (1997-1999);
                                                              formerly President and Chief Executive
                                                              Officer of CBS Marketing (1976-1997);
                                                              former President, Arizona Food Brokers
                                                              Association (1996); former Director,
                                                              Association of Sales and Marketing
                                                              Companies (formerly National Food
                                                              Brokers Association) (1992-1998); former
                                                              Director, St. Mary's Food Bank
                                                              (1990-1996), and currently advisory
                                                              board member of Kansas University
                                                              Business School and Arizona State
                                                              University.

                        Eugene C. Dorsey (75)                 Retired. Director or Trustee of 78
                        2010 Harbourside Drive, Pound2003     portfolios within the Prudential Fund
                        Longboat Key, FL 34228                Complex and Director of The High Yield
                                                              Plus Fund, Inc.; formerly President,
                                                              Chief Executive Officer and Trustee,
                                                              Gannett Foundation (now Freedom Forum)
                                                              (1981-1989); former publisher of four
                                                              Gannett newspapers and Vice President of
                                                              Gannett Co., Inc. (publishing)
                                                              (1978-1981); past Chairman, Independent
                                                              Sector, Washington, D.C. (national
                                                              coalition of philanthropic
                                                              organizations) (1989-1992); and former
                                                              Chairman of the American Council for the
                                                              Arts; and former Director, Advisory
                                                              Board of Chase Manhattan Bank of
                                                              Rochester.

-------------------------------------------------------------------------------
                                       12

Management of the Fund (Unaudited)                   FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Robert E. La Blanc (68)                  Director        Since 1999
                        323 Highland Avenue                                      (Class I)
                        Ridgewood, NJ 07450

                        Thomas T. Mooney (60)***                Director,        Since 1986
                        55 St. Paul Street                    President and    (as Director)
                        Rochester, NY 14604                     Treasurer        (Class II)

                        Clay T. Whitehead (63)                   Director        Since 2000
                        P.O. Box 8090                                            (Class II)
                        McLean, VA 22106
                                                                       Principal Occupations
                                                                        During Past 5 Years
                                                                             and Other
                        Name, Address and Age                           Directorships Held**
                        -----------------------------------------------------------------------------
                        Robert E. La Blanc (68)               President of Robert E. La Blanc
                        323 Highland Avenue                   Associates, Inc. (information
                        Ridgewood, NJ 07450                   technologies consulting) (since 1981);
                                                              Director or Trustee of 74 portfolios
                                                              within the Prudential Fund Complex;
                                                              Director of The High Yield Plus Fund,
                                                              Inc.; formerly Vice-Chairman of
                                                              Continental Telecom, Inc. (1979-1981);
                                                              formerly General Partner at Salomon
                                                              Brothers (1969-1979); Director of
                                                              Salient 3 Communications, Inc.
                                                              (telecommunications). Storage Technology
                                                              Corp. (computer equipment), Titan Corp.
                                                              (electronics), and Chartered
                                                              Semiconductor Manufacturing, Ltd.
                                                              (semiconductors); and Trustee of
                                                              Manhattan College.

                        Thomas T. Mooney (60)***              President of the Greater Rochester Metro
                        55 St. Paul Street                    Chamber of Commerce (since 1976);
                        Rochester, NY 14604                   Director or Trustee 95 portfolios within
                                                              the Prudential Fund Complex; President,
                                                              Director and Treasurer of The High Yield
                                                              Plus Fund, Inc.; former Rochester City
                                                              Manager (during 1973); Trustee of Center
                                                              for Governmental Research, Inc.
                                                              (volunteer consulting); and Director of
                                                              Blue Cross of Rochester, Executive
                                                              Service Corps of Rochester, Monroe
                                                              County Water Authority and Rural/Metro
                                                              Medical Services, Inc. (ambulance
                                                              service).

                        Clay T. Whitehead (63)                President of Clay Whitehead Associates
                        P.O. Box 8090                         (telecommunications) (since 1987) and
                        McLean, VA 22106                      National Exchange Inc. (new business
                                                              development firm) (since May 1983);
                                                              Director or Trustee of 91 portfolios
                                                              within the Prudential Fund Complex;
                                                              Director of The High Yield Plus Fund,
                                                              Inc., GTC Telecom, Inc.
                                                              (telecommunications), and Crosswalk.com
                                                              (website).

-------------------------------------------------------------------------------
                                       13

Management of the Fund (Unaudited)                   FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------
Information pertaining to the officers of the Fund, other than Mr. Mooney (who is listed above), is set forth below.

      Officers

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Arthur J. Brown (53)                    Secretary        Since 1986
                        1800 Massachusetts Avenue, NW
                        Washington, D.C. 20036

                        R. Charles Miller (44)                  Assistant        Since 1999
                        1800 Massachusetts Avenue, NW           Secretary
                        Washington, D.C. 20036
                                                                       Principal Occupations
                        Name, Address and Age                           During Past 5 Years
                        -----------------------------------------------------------------------------
                        Arthur J. Brown (53)                  Partner, Kirkpatrick & Lockhart LLP (law
                        1800 Massachusetts Avenue, NW         firm and counsel to the Fund)
                        Washington, D.C. 20036

                        R. Charles Miller (44)                Partner, Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, NW
                        Washington, D.C. 20036

------------------

   * The Board of Directors is divided into three classes, each of which has three terms. Class I's term expires this year.
     Officers are generally elected by the Board to one year terms.
  ** This column includes only directorships of companies required to report to the Securities and Exchange Commission under the
     Securities Exchange Act of 1934 (that is, 'public companies') or other investment companies registered under the Investment
     Company Act of 1940 ('1940 Act'). Each Director of the Fund, except Mr. Barr, oversees three other portfolios within the
     Fund's 'Fund Complex'. The Fund's Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.
 *** Indicates an 'interested person' of the Fund, as defined in the 1940 Act. Mr. Mooney is deemed to be an 'interested person'
     solely by reason of his service as an officer of the Fund.

Revised Investment Policy (Unaudited)                FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

On May 21, 2002, the Board of Directors unanimously approved a new investment policy for the Fund in order to comply with new Rule 35d-1 under the 1940 Act (commonly known as the 'names rule'). The names rule requires many funds that have names that signify certain investments to have an investment policy requiring that 80% of their assets be invested in such investments. The Fund's name includes the term 'financial,' which may suggest a particular type of investment. Accordingly, the Board adopted a new fundamental investment policy for the Fund as follows:

    'Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities issued by finance and financial service-related companies, including savings and banking institutions, the deposits of which are insured by the Federal Deposit Insurance Corporation, securities issued by mortgage banking institutions, REITs, and consumer and industrial finance, insurance, brokerage, investment banking, asset management, and other financial service companies, as well as in the holding companies of such companies.'

The Investment Adviser expects the Fund to be in compliance with this revised policy by the July 31, 2002 effective date of this new rule.

The Fund will retain its existing industry concentration policy to invest at least 65% of its total assets in certain savings, banking and mortgage banking institutions and their holding companies.
--------------------------------------------------------------------------------

Directors
Richard I. Barr
Eugene C. Dorsey
Robert E. La Blanc
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788


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